Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ David P. Abney

Date:        January 29, 2023

Print Name:    David P. Abney

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Douglas M. Baker, Jr.

Date:        January 24, 2023

Print Name:    Douglas M. Baker, Jr.

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ George S. Barrett

Date:        February 2, 2023

Print Name:    George S. Barrett

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Gail K. Boudreaux

Date:        January 22, 2023

Print Name:    Gail K. Boudreaux

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Brian C. Cornell

Date:        January 22, 2023

Print Name:    Brian C. Cornell

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Robert L. Edwards

Date:        January 30, 2023

Print Name:    Robert L. Edwards

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Melanie L. Healey

Date:        January 29, 2023

Print Name:    Melanie L. Healey

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Donald R. Knauss

Date:        January 21, 2023

Print Name:    Donald R. Knauss

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Christine A. Leahy

Date:        January 29, 2023

Print Name:    Christine A. Leahy

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Monica C. Lozano

Date:        January 27, 2023

Print Name:    Monica C. Lozano

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Grace Puma Whiteford

Date:        January 22, 2023

Print Name:    Grace Puma Whiteford

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Derica W. Rice

Date:        January 21, 2023

Print Name:    Derica W. Rice

Exhibit 24.1

TARGET CORPORATION

Power of Attorney
of Director and/or Officer

    The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint BRIAN C. CORNELL, MICHAEL J. FIDDELKE, DON H. LIU, DAVID L. DONLIN, BENJAMIN S. BORDEN, ANDREW J. NEUHARTH, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, or Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

    The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

    The undersigned has executed this Power of Attorney as of the date indicated below.

Signed:    /s/ Dmitri L. Stockton

Date:        January 30, 2023

Print Name:    Dmitri L. Stockton